                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Health Care Fund

Semiannual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market conditions. Some funds have more risk than others. The fund may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and Institutional Class shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	6.48%	12.53%	14.49%	1.56%	9.75%
Class B	6.09%	11.56%	13.52%	.70%	8.84%
Class C	6.08%	11.64%	13.56%	.73%	8.87%
S&P 500 Index+	5.88%	8.44%	12.10%	.64%	3.85%
Goldman Sachs Healthcare Index++	3.79%	17.11%	11.44%	.62%	7.22%
Scudder Health Care Fund	6-Month*	1-Year	3-Year	Life of Class**
Institutional Class	6.67%	12.77%	14.84%	1.11%
S&P 500 Index+	5.88%	8.44%	12.10%	.55%
Goldman Sachs Healthcare Index++	3.79%	17.11%	11.44%	-.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Health Care Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,606	$14,143	$10,183	$19,387
	Average annual total return	6.06%	12.25%	.36%	8.91%
Class B	Growth of $10,000	$10,856	$14,428	$10,254	$19,284
	Average annual total return	8.56%	13.00%	.50%	8.84%
Class C	Growth of $10,000	$11,164	$14,644	$10,373	$19,331
	Average annual total return	11.64%	13.56%	.73%	8.87%
S&P 500 Index+	Growth of $10,000	$10,844	$14,085	$10,322	$13,405
	Average annual total return	8.44%	12.10%	.64%	3.85%
Goldman Sachs Healthcare Index++	Growth of $10,000	$11,711	$13,839	$10,316	$17,169
	Average annual total return	17.11%	11.44%	.62%	7.22%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 11/30/05
Scudder Health Care Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,127,700	$1,514,400	$1,055,700
	Average annual total return	12.77%	14.84%	1.11%
S&P 500 Index+	Growth of $1,000,000	$1,084,400	$1,408,500	$1,027,200
	Average annual total return	8.44%	12.10%	.55%
Goldman Sachs Healthcare Index++	Growth of $1,000,000	$1,171,100	$1,383,900	$995,600
	Average annual total return	17.11%	11.44%	-.09%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/05	$ 24.16	$ 23.17	$ 23.21	$ 24.64
5/31/05	$ 22.69	$ 21.84	$ 21.88	$ 23.10
Class A Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	172	59
3-Year	54	of	163	33

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of 2% short-term redemption fee.

Returns and rankings during the Life-of-Fund period shown for Class S shares reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Health Care Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 11/30/05
Scudder Health Care Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	6.67%	12.82%	14.75%	1.81%	10.04%
Class AARP	6.63%	12.72%	14.73%	1.82%	10.03%
S&P 500 Index+	5.88%	8.44%	12.10%	.64%	3.85%
Goldman Sachs Healthcare Index++	3.79%	17.11%	11.44%	.62%	7.22%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 11/30/05	$ 24.45	$ 24.46
5/31/05	$ 22.93	$ 22.93

Growth of an Assumed $10,000 Investment
[] Scudder Health Care Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Healthcare Index++

Yearly periods ended November 30
Comparative Results as of 11/30/05
Scudder Health Care Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,282	$15,108	$10,941	$20,988
	Average annual total return	12.82%	14.75%	1.81%	10.04%
Class AARP	Growth of $10,000	$11,272	$15,102	$10,941	$20,980
	Average annual total return	12.72%	14.73%	1.82%	10.03%
S&P 500 Index+	Growth of $10,000	$10,844	$14,085	$10,322	$13,405
	Average annual total return	8.44%	12.10%	.64%	3.85%
Goldman Sachs Healthcare Index++	Growth of $10,000	$11,711	$13,839	$10,316	$17,169
	Average annual total return	17.11%	11.44%	.62%	7.22%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 2, 1998. Index returns begin February 28, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Healthcare Index is an unmanaged market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Health/Biotechnology Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	93	of	172	54
3-Year	46	of	163	29
5-Year	40	of	103	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Institutional shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,064.80	$ 1,060.90	$ 1,060.80	$ 1,066.30	$ 1,066.70	$ 1,066.70
Expenses Paid per $1,000*	$ 8.02	$ 12.45	$ 12.14	$ 7.04	$ 6.89	$ 6.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,017.30	$ 1,012.99	$ 1,013.29	$ 1,018.25	$ 1,018.40	$ 1,018.55
Expenses Paid per $1,000*	$ 7.84	$ 12.16	$ 11.86	$ 6.88	$ 6.73	$ 6.58

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Scudder Health Care Fund	1.55%	2.41%	2.35%	1.36%	1.33%	1.30%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager James Fenger and Portfolio Manager Leefin Lai discuss Scudder Health Care Fund's performance, strategy and market environment for the fund's most recent semiannual period ended November 30, 2005.

Q:  How did Scudder Health Care Fund perform over the six-month period ended November 30?

A:  In part because of the strong performance of managed-care stocks, Scudder Health Care Fund posted a 6.48% total return (Class A shares) for its most recent semiannual period ended November 30, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The fund outperformed its benchmark, the Standard & Poor's 500 (S&P 500) Index, which posted a 5.88% return for the period. The fund also outperformed the 3.79% return of its secondary benchmark, the Goldman Sachs Healthcare Index. Largely owing to stock selection within the medical device and supply area and the fund's significant position in Pfizer, Inc. — both of which proved disappointing — the fund underperformed the 8.04% average return of its peers in the Lipper Health/ Biotechnology Funds category.1

1 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category comprises portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in a Lipper category.

Q:  Will you describe the most successful investment decisions during the period?

A:  Two of the portfolio's best performers were Amgen, Inc., from the biotechnology area, and UnitedHealth Group, Inc., within managed care. In the case of Amgen, the company generated better-than-expected earning results during the period. Earlier in 2005, there had been worries about the level of Medicare reimbursement for Amgen's oncology products, but these concerns eased later in the year when it became evident that they were overblown. We had significantly added to our position in the stock in 2004, which eventually paid off for the fund. Additionally, investors have become more positive about Amgen's pipeline of drugs in development and seem especially excited about the company's new product designed to treat osteoporosis.

UnitedHealth was the leader among several managed-care companies that performed well for the fund during the period. Managed-care companies benefited from several major trends. First, cost trends are down due to slower growth in drug and hospital expenditures. Second, managed-care companies have been successful in maintaining premium increases at or above the cost level. Finally, the nationwide managed-care companies, such as UnitedHealth, continue to gain market share and are able to leverage their increased enrollment base over various fixed operating costs.2

1 Source: Lipper Inc. The Lipper Health/Biotechnology Funds category comprises portfolios that invest at least 65% of equity assets in shares of companies engaged in health care, medicine and biotechnology. It is not possible to invest directly in a Lipper category.

2 Market share is a brand's share of the total sales of a product within the product category in which the brand competes.

Q:  What investment decisions proved disappointing during the period?

A:  Two of the fund's most disappointing performers were Abbott Laboratories and Pfizer, Inc., both within major pharmaceuticals. Abbott, a large holding within the fund, was down sharply after receiving unfavorable clinical results over the past six months on several significant products under development. One of these drugs is designed to treat congestive heart failure, another is for cholesterol reduction and a third is meant for prostate cancer. Abbott also lost an important court battle during the period regarding generic drug competition. We expected positive outcomes for some of these milestones, but unfortunately each of them ended up hurting the company's prospects.

In the case of Pfizer, we had anticipated a positive court decision concerning whether the company could maintain its patent on Lipitor, a major participant in the cholesterol-lowering drug market. Instead, no court decision was announced during the period, but Pfizer's stock was hit hard after the company revised its fourth-quarter earnings forecast downward and withdrew its earnings forecasts for 2006 and 2007. The company is facing patent expirations on several important products and further competitive inroads from therapeutic substitution. (Therapeutic substitution is the use of a generic of one drug as a replacement for a branded version of a different drug that is similar in efficacy and safety.) Finally, Pfizer is a major player in the antidepressant and cardiovascular/ cholesterol treatment markets, and growth in both of those markets has slowed. Earlier in the period, we had decreased the fund's position in Pfizer, but we added to it recently on price weakness given the possibility of a positive outcome on Lipitor's patent exclusivity. The fund's underweight in Pfizer helped performance earlier in the period, but our decision to increase the fund's position later was a significant detractor overall.3

3 An "underweight" means that a fund holds a lower weighting in a given sector compared with its benchmark index. An "overweight" means that a fund holds a higher weighting in a given sector.

Q:  How did you position the fund within biotechnology stocks during the semiannual period?

A:  Biotechnology was a strong area during the period, and we added positions in several smaller biotech firms. Among the large-cap biotechnology stocks held by the fund, one of the top performers was MedImmune, Inc. The company benefited from positive clinical results on a new vaccine to prevent cervical cancer. MedImmune will receive royalties from both Merck and GlaxoSmithKline on two related products that are being jointly developed and marketed in this area.

Gilead Sciences, Inc. provided an attractive return, and the fund's holding in the stock boosted performance. The company's drugs for HIV treatment continued to gain market share. Gilead also benefited from positive news on Tamiflu, a drug to treat influenza. Given recent concern over a possible flu pandemic, many countries are contemplating the stockpiling of Tamiflu, one of the few drugs believed to be effective against avian flu.

In addition, Genentech, Inc. and Genzyme Corp. both posted strong gains for the period. Genentech recently obtained positive clinical results on Herceptin, a product for treating breast cancer. Recent data showed that Herceptin significantly increased disease-free survival for women with a specific form of early-stage breast cancer. Genentech also obtained positive clinical results for its product to treat age-related macular degeneration, a leading cause of blindness among elderly people. Genzyme posted strong earnings results during the period and continued to obtain encouraging test results on products it is developing to treat rare genetic disorders.

Within small-cap biotechnology, several holdings were up strongly. Among these was Amylin Pharmaceuticals, Inc., which recently launched a unique product for diabetes. Unlike most similar products, Amylin's drug promotes weight loss rather than weight gain, a much better outcome for diabetes sufferers. Celgene Corp. is anticipating Food and Drug Administration approval in 2006 of a new product to treat both multiple myeloma, a type of cancer, and MDS, a bone marrow disorder. Finally, Gen-Probe, Inc., continued to exceed expectations. Gen-Probe is a diagnostic company that has developed nucleic acid tests that can be used to screen for viruses. The advantage of these tests is earlier detection, as they identify the virus itself rather than the antibodies that develop over time to fight the virus. The company is moving forward in bringing a number of new tests to market, including a test for the West Nile virus.

Detracting from performance among the fund's holdings in small-cap biotechnology were MGI Pharma, Inc., and Medicines Co. MGI Pharma reported disappointing earnings results. In addition, the company suffered a setback as its product to prevent nausea in cancer patients was hurt by changes in Medicare reimbursement. Medicines Co.'s cardiovascular product Angiomax posted disappointing sales in recent months. However, we are hopeful that future studies will broaden the appeal of this product, and we continue to hold the stock in the fund's portfolio.

Q:  How was the fund positioned within health care services stocks during the period?

A:  The fund's position in the health care services area — which includes pharmaceutical services and distribution, hospitals, and managed care — increased slightly over the six-month period due to strong stock performance.

The fund's holdings in pharmaceutical services and distribution performed well for the period. PSS World Medical, Inc., a distributor of medical products to physicians' offices and nursing homes, reported strong quarterly results. In addition, Caremark Rx, Inc. continued to post strong earnings gains. Caremark Rx, a pharmacy benefit manager (PBM), manages prescription benefit plans for corporate health plans, managed-care organizations and insurance companies. Caremark Rx continued to benefit from trends favoring mail-order prescriptions, generic drugs and specially distributed products in areas such as biotechnology. All three areas are profitable for the company. Caremark Rx also continued to acquire major accounts among corporations and within the managed-care area.

As mentioned, managed-care companies performed well during the period. We have already discussed UnitedHealth's strong showing. Humana, Inc., Aetna, Inc. and WellPoint, Inc., also posted solid gains for the fund within this area. In addition to positive industry trends already cited, managed-care companies profited from the Medicare Advantage program (under which Medicare recipients receive their benefits through private health maintenance organizations, rather than directly from the government). In the past year, the federal government has authorized additional funding for Medicare Advantage, providing greater incentives for individuals to sign up for this program. The additional funding and incentives have had the desired effect so far, and managed-care companies are reaping the benefits. Additionally, in January 2006, Medicare's new prescription drug benefit takes effect. That benefit can be combined with the Medicare Advantage program, which should further accelerate the trend of individuals joining this program. We continue to look for strong growth from the managed-care sector.

Within medical facilities and services, dialysis stocks performed well for the fund over the six-month period as Fresenius Medical Care AG and DaVita, Inc. both delivered strong results. The dialysis area benefited from consolidation and continuing increases in demand. By contrast, hospital stocks were generally weak. Of the fund's two holdings within hospitals, Community Health Systems, Inc., a rural hospital chain, performed well, while Triad Hospitals, Inc., which manages hospitals in urban areas, was down sharply. However, the fund benefited from avoiding additional holdings in hospitals during the period.

Q:  How did you position the fund within medical devices and supplies during the period?

A:  Medical devices and supplies proved to be a difficult area during the period, and the fund's weighting there was reduced. On the positive side, St. Jude Medical, Inc., a cardiovascular device company, and Cytyc Corp., which manufactures and markets medical diagnostics and devices, both performed well for the fund. St. Jude reported better-than-expected quarterly results, and Cytyc continued to make progress in marketing new products for breast cancer and women's health.

Unfortunately, the fund held a number of stocks in this sector that declined. In the orthopedic area, disappointing quarterly results and continued pressure from hospitals and HMOs to reduce prices of orthopedic devices negatively affected holdings such as Biomet, Inc., Stryker Corp. and Zimmer Holdings, Inc. However, we believe that the market's concerns over earnings are now fully reflected in the prices of orthopedic stocks and that the market is being overly pessimistic about the prospects for this subsector. We continue to foresee positive demographic trends and increased sales volume in the orthopedic area and are maintaining our positions there.

In addition, Cooper Companies, Inc. declined significantly. During the period, Cooper, a specialty medical products company for the vision care and women's surgical markets, disclosed that it is losing significant market share in the contact lens area because it has lagged behind its competitors in coming to market with silicone hydrogel contact lenses. This new lens material appears safer for the eye, as it allows a greater exchange of oxygen. Cooper's offering in this area is not expected to reach the US market until June 2006.

Q:  How did you position the fund within major pharmaceutical stocks during the period?

A:  As mentioned, our decision to increase the fund's exposure within Pfizer and major pharmaceuticals in general detracted from overall performance, although an underweight in the sector overall helped performance versus the benchmark. Other detractors within major pharmaceuticals included Eli Lilly & Co. and Wyeth. Lilly's drug for schizophrenia, Zyprexa, continued to lose market share, while Wyeth's shares declined based on weaker sales of several major drug products.

On the positive side, the Swiss firm Roche Holding AG was up strongly. Roche is continuing to benefit from its relationship with Genentech. The company owns a majority interest in Genentech as well as the rights to Genentech's products in Europe. In addition, two other internationally based major pharmaceutical holdings, AstraZeneca PLC (UK/Sweden) and Novartis AG (Switzerland), outperformed other similar US stocks.

Q:  How did you position the fund within specialty pharmaceutical stocks during the six-month period?

A:  In general, specialty pharmaceuticals performed well during the semiannual period, and the fund's weighting in this area increased slightly. We took profits on IVAX Pharmaceuticals, Inc., a strong-performing generic drug company being acquired by Teva Pharmaceutical Industries Ltd., after the merger was announced.

Other top performers in this sector included Allergan, Inc., an ophthalmology company with a strong product franchise that includes Botox, used for both cosmetic and medical conditions; Schwarz Pharma AG, a German company that has made progress with its new product pipeline; and Teva Pharmaceuticals Industries Ltd., a leading company in the generic area. Once Teva and IVAX have completed their merger, the combined company should be in an advantageous position with initial exclusive rights to new generic drugs that are expected to be launched in 2006 and beyond.

Q:  How do you assess the market for health care stocks at the present time?

A:  We continue to believe that health care stocks can outpace the overall stock market in the coming year. Some of the best opportunities look to be in the service areas such as managed-care companies, which we think will continue to show strength next year. We also favor the pharmacy benefit manager stocks (PBMs), which we believe will benefit from a number of significant patent expirations. These same patent expirations will present problems for major pharmaceutical companies. We think there are also exciting opportunities within the biotech area. With a host of new products, more and more biotech companies are reaching profitability and are in a favorable position to outlicense new products to large pharmaceutical companies that are hungry for new products to market. On a down note, major pharmaceuticals are facing patent expirations and are lacking new product potential. Thus, we are underweighting this sector for the fund.

We believe Scudder Health Care Fund is an appropriate vehicle for investors seeking to participate in the long-term growth of a diversified, but select, group of health care companies.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation (Excludes Securities Lending Collateral)	11/30/05	5/31/05

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%
Sector Diversification (As a % of Common Stock)	11/30/05	5/31/05

Pharmaceuticals: Major Pharmaceuticals	24%	22%
Specialty Pharmaceuticals	7%	6%
Biotechnology	25%	24%
Health Care Services	20%	20%
Medical Supply & Specialty	18%	20%
Hospital Management	4%	4%
Life Sciences Equipment	2%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (33.6% of Net Assets)
1. UnitedHealth Group, Inc. Operator of organized health systems	4.8%
2. Amgen, Inc. Developer of pharmaceuticals	4.4%
3. WellPoint, Inc. Provider of health benefits	4.1%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.6%
5. Abbott Laboratories Developer of health care products	3.0%
6. Wyeth Manufacturer of pharmaceutical and health care products	2.8%
7. Novartis AG Manufacturer of pharmaceutical and nutrition products	2.8%
8. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.8%
9. Roche Holding AG Developer of pharmaceutical and diagnostic products	2.7%
10. Medtronic, Inc. Manufacturer of medical devices	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Health Care 98.8%
Biotechnology 24.4%
Actelion Ltd.*	10,700	1,039,506
Amgen, Inc.*	134,700	10,901,271
Amylin Pharmaceuticals, Inc.* (a)	40,100	1,500,141
Biogen Idec, Inc.*	92,695	3,968,273
Celgene Corp.*	43,900	2,674,388
Discovery Laboratories, Inc.*	190,400	1,279,488
DOV Pharmaceutical, Inc.*	135,300	1,953,732
Encysive Pharmaceuticals, Inc.*	71,500	812,955
Gen-Probe, Inc.*	58,200	2,687,094
Genentech, Inc.*	71,500	6,836,830
Genzyme Corp.*	82,100	6,103,314
Gilead Sciences, Inc.*	96,000	4,866,240
GPC Biotech AG (ADR)*	113,046	1,226,549
ImClone Systems, Inc.*	40,900	1,325,569
Keryx Biopharmaceuticals, Inc.*	55,100	765,339
Medicines Co.*	89,800	1,640,646
MedImmune, Inc.*	47,700	1,712,907
MGI Pharma, Inc.*	138,300	2,730,042
Millennium Pharmaceuticals, Inc.*	105,000	1,103,550
Myogen, Inc.*	57,300	1,245,702
Rigel Pharmaceuticals, Inc.*	129,000	2,827,680
Telik, Inc.*	64,300	1,078,954
		60,280,170
Health Care Services 19.9%
Aetna, Inc.	51,600	4,772,484
Caremark Rx, Inc.*	125,300	6,439,167
Centene Corp.*	65,500	1,572,655
Covance, Inc.*	22,900	1,088,666
DaVita, Inc.*	34,600	1,816,154
Fisher Scientific International, Inc.*	52,800	3,404,544
Fresenius Medical Care AG (a)	21,500	2,039,016
Humana, Inc.*	22,600	1,035,758
Medco Health Solutions, Inc.*	28,626	1,535,785
Omnicare, Inc.	31,500	1,793,925
PSS World Medical, Inc.*	98,600	1,623,942
UnitedHealth Group, Inc.	196,720	11,775,659
WellPoint, Inc.*	133,100	10,226,073
		49,123,828
Hospital Management 3.7%
Community Health Systems, Inc.*	122,500	4,911,025
Triad Hospitals, Inc.*	97,700	4,167,882
		9,078,907
Life Sciences Equipment 2.6%
Charles River Laboratories International, Inc.*	34,700	1,580,932
Invitrogen Corp.*	14,300	953,095
PerkinElmer, Inc.	98,800	2,253,628
Serologicals Corp.*	78,100	1,568,248
		6,355,903
Medical Supply & Specialty 17.4%
ArthroCare Corp.*	43,800	1,675,350
Baxter International, Inc.	80,300	3,122,867
Biomet, Inc.	87,900	3,130,998
C.R. Bard, Inc.	35,000	2,270,450
Cardinal Health, Inc.	72,600	4,642,770
Cooper Companies, Inc.	44,900	2,460,520
Cytyc Corp.*	121,200	3,334,212
Elekta AB "B"	197,900	2,969,692
Guidant Corp.	31,000	1,912,080
IntraLase Corp.* (a)	63,600	1,100,916
Kyphon, Inc.*	58,600	2,489,914
Medtronic, Inc.	117,400	6,523,918
Nobel Biocare Holding AG	12,650	2,864,464
St. Jude Medical, Inc.*	16,000	764,320
Stryker Corp.	33,300	1,441,890
Zimmer Holdings, Inc.*	38,200	2,393,994
		43,098,355
Pharmaceuticals 30.8%
Abbott Laboratories	196,500	7,410,015
Allergan, Inc.	14,400	1,440,000
Astellas Pharma, Inc.	87,000	3,350,545
AstraZeneca PLC	54,779	2,518,135
AVANIR Pharmaceuticals "A"*	314,600	884,026
Barrier Therapeutics, Inc.* (a)	84,300	606,960
Cardiome Pharma Corp.*	154,900	1,336,787
Eli Lilly & Co.	44,800	2,262,400
Forest Laboratories, Inc.*	40,500	1,582,335
Johnson & Johnson	77,700	4,797,975
Medicis Pharmaceutical Corp. "A"	48,800	1,557,208
New River Pharmaceuticals, Inc.*	21,300	1,006,425
Novartis AG (Registered)	132,162	6,895,216
Pfizer, Inc.	415,950	8,818,140
Roche Holding AG (Genusschein)	44,485	6,656,885
Sanofi-Aventis	52,400	4,215,489
Schering-Plough Corp.	209,700	4,051,404
Schwarz Pharma AG	52,600	2,843,599
Sepracor, Inc.*	39,400	2,166,212
Shire Pharmaceuticals Group PLC (ADR)	46,700	1,706,418
Teva Pharmaceutical Industries Ltd. (ADR) (a)	59,700	2,440,536
ViroPharma, Inc.*	31,400	548,558
Wyeth	168,300	6,994,549
		76,089,817
Total Common Stocks (Cost $182,507,187)		244,026,980

Securities Lending Collateral 2.3%
Scudder Daily Assets Fund Institutional, 4.07% (b) (c) (Cost $5,776,875)	5,776,875	5,776,875

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 4.03% (d) (Cost $3,818,244)	3,818,244	3,818,244
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $192,102,306)+	102.6	253,622,099
Other Assets and Liabilities, Net	(2.6)	(6,520,622)
Net Assets	100.0	247,101,477

* Non-income producing security.

+ The cost for federal income tax purposes was $192,894,929. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $60,727,170. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $68,138,157 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,410,987.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at November 30, 2005 amounted to $5,566,836 which is 2.3% of net assets.

(b) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited)
Assets
Investments: Investments in portfolio, at value (cost $182,507,187) — including $5,566,836 of securities loaned	$ 244,026,980
Investment in Scudder Daily Assets Fund Institutional (cost $5,776,875)*	5,776,875
Investment in Scudder Cash Management QP Trust (cost $3,818,244)	3,818,244
Total investments in portfolio, at value (cost $192,102,306)	253,622,099
Cash	10,000
Foreign currency, at value (cost $613,991)	596,541
Dividends receivable	192,111
Interest receivable	15,294
Receivable for Fund shares sold	260,635
Foreign taxes recoverable	9,201
Other assets	38,151
Total assets	254,744,032
Liabilities
Payable for Fund shares redeemed	1,362,727
Payable upon return of securities loaned	5,776,875
Accrued management fee	184,792
Other accrued expenses and payables	318,161
Total liabilities	7,642,555
Net assets, at value	$ 247,101,477
Net Assets
Net assets consist of: Accumulated net investment loss	(998,847)
Net unrealized appreciation (depreciation) on: Investments	61,519,793
Foreign currency related transactions	(19,608)
Accumulated net realized gain (loss)	(6,538,908)
Paid-in capital	193,139,047
Net assets, at value	$ 247,101,477

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($40,091,844 ÷ 1,659,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.16
Maximum offering price per share (100 ÷ 94.25 of $24.16)	$ 25.63

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,923,922 ÷ 644,154 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,184,416 ÷ 352,640 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 23.21
Class AARP Net Asset Value, offering and redemption price(a) per share ($40,921,859 ÷ 1,673,748 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.45
Class S Net Asset Value, offering and redemption price(a) per share ($142,939,130 ÷ 5,844,401 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.46
Institutional Class Net Asset Value, offering and redemption price(a) per share ($40,306 ÷ 1,636 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 24.64

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $24,338)	$ 664,734
Interest — Scudder Cash Management QP Trust	104,654
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	43,527
Total Income	812,915
Expenses: Management fee	1,047,987
Services to shareholders	436,658
Custodian and accounting fees	48,228
Distribution service fees	158,775
Auditing	27,010
Legal	7,384
Trustees' fees and expenses	5,302
Reports to shareholders	35,263
Registration fees	38,842
Other	9,605
Total expenses, before expense reductions	1,815,054
Expense reductions	(3,292)
Total expenses, after expense reductions	1,811,762
Net investment income (loss)	(998,847)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,865,053
Foreign currency related transactions	(23,711)
7,841,342
Net unrealized appreciation (depreciation) during the period on: Investments	8,511,187
Foreign currency related transactions	(8,252)
8,502,935
Net gain (loss) on investment transactions	16,344,277
Net increase (decrease) in net assets resulting from operations	$ 15,345,430

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2005 (Unaudited)	Year Ended May 31, 2005
Operations: Net investment income (loss)	$ (998,847)	$ (2,095,040)
Net realized gain (loss) on investment transactions	7,841,342	11,246,444
Net unrealized appreciation (depreciation) during the period on investment transactions	8,502,935	(348,934)
Net increase (decrease) in net assets resulting from operations	15,345,430	8,802,470
Fund share transactions: Proceeds from shares sold	22,179,021	46,425,059
Cost of shares redeemed	(25,338,520)	(76,613,243)
Redemption fees	693	41,556
Net increase (decrease) in net assets from Fund share transactions	(3,158,806)	(30,146,628)
Increase (decrease) in net assets	12,186,624	(21,344,158)
Net assets at beginning of period	234,914,853	256,259,011
Net assets at end of period (including accumulated net investment loss of $998,847 at November 30, 2005)	$ 247,101,477	$ 234,914,853

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.69	$ 21.77	$ 17.97	$ 17.91	$ 20.41	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.11)	(.20)	(.18)	(.15)	(.19)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.58	1.12	3.98	.21	(2.32)	(2.86)
Total from investment operations	1.47	.92	3.80	.06	(2.51)	(2.93)
Redemption fees	.00***	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 24.16	$ 22.69	$ 21.77	$ 17.97	$ 17.91	$ 20.41
Total Return (%)[d]	6.48**	4.23	21.15	.34	(12.25)	(12.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	40	24	17	7
Ratio of expenses (%)	1.55*	1.53	1.59	1.53	1.48	1.40*
Ratio of net investment income (loss) (%)	(.89)*	(.95)	(.91)	(.94)	(.98)	(.74)*
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class A shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.84	$ 21.15	$ 17.60	$ 17.69	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.20)	(.37)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.53	1.06	3.89	.18	(2.31)	(2.88)
Total from investment operations	1.33	.69	3.55	(.09)	(2.65)	(3.01)
Redemption fees	.00***	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 23.17	$ 21.84	$ 21.15	$ 17.60	$ 17.69	$ 20.33
Total Return (%)[d]	6.09e**	3.26[e]	20.17[e]	(.51)	(12.99)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	15	16	12	12	4
Ratio of expenses before expense reductions (%)	2.42*	2.43	2.43	2.32	2.28	2.19*
Ratio of expenses after expense reductions (%)	2.41*	2.40	2.42	2.32	2.28	2.19*
Ratio of net investment income (loss) (%)	(1.75)*	(1.82)	(1.74)	(1.73)	(1.78)	(1.53)*
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class B shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 21.17	$ 17.62	$ 17.70	$ 20.33	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.19)	(.37)	(.34)	(.27)	(.34)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.52	1.08	3.89	.19	(2.30)	(2.88)
Total from investment operations	1.33	.71	3.55	(.08)	(2.64)	(3.01)
Redemption fees	.00***	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 23.21	$ 21.88	$ 21.17	$ 17.62	$ 17.70	$ 20.33
Total Return (%)[d]	6.08**	3.35	20.15	(.45)	(12.94)	(12.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	7	4	4	1
Ratio of expenses (%)	2.36*	2.36	2.41	2.31	2.25	2.16*
Ratio of net investment income (loss) (%)	(1.69)*	(1.78)	(1.73)	(1.72)	(1.75)	(1.50)*
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Class C shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 21.97	$ 18.09	$ 17.98	$ 20.43	$ 24.89
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.17)	(.15)	(.11)	(.14)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.61	1.13	4.03	.22	(2.32)	(3.73)
Total from investment operations	1.52	.96	3.88	.11	(2.46)	(3.80)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	—	(.69)
Redemption fees	.00***	.00***	.00***	.00***	.01	.03
Net asset value, end of period	$ 24.45	$ 22.93	$ 21.97	$ 18.09	$ 17.98	$ 20.43
Total Return (%)	6.63**	4.37	21.45	.61	(11.99)	(15.48)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	39	44	24	30	35
Ratio of expenses (%)	1.36*	1.36	1.38	1.28	1.20	1.20*
Ratio of net investment income (loss) (%)	(.70)*	(.78)	(.70)	(.69)	(.70)	(.54)*
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.93	$ 21.96	$ 18.09	$ 17.99	$ 20.44	$ 18.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.16)	(.15)	(.11)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment transactions	1.61	1.13	4.02	.21	(2.32)	2.88
Total from investment operations	1.53	.97	3.87	.10	(2.46)	2.74
Less distributions from: Net realized gains on investment transactions	—	—	—	—	—	(.69)
Redemption fees	.00***	.00***	.00***	.00***	.01	.07
Net asset value, end of period	$ 24.46	$ 22.93	$ 21.96	$ 18.09	$ 17.99	$ 20.44
Total Return (%)	6.67**	4.42	21.39[c]	.56	(11.99)	14.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	139	150	122	143	188
Ratio of expenses (%)	1.33*	1.33	1.39	1.28	1.20	1.31
Ratio of net investment income (loss) (%)	(.67)*	(.75)	(.71)	(.69)	(.70)	(.64)
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.10	$ 22.12	$ 18.19	$ 18.05	$ 20.44	$ 23.34
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.14)	(.11)	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.62	1.12	4.04	.23	(2.31)	(2.88)
Total from investment operations	1.54	.98	3.93	.14	(2.40)	(2.90)
Redemption fees	.00***	.00***	.00***	.00***	.01	—
Net asset value, end of period	$ 24.64	$ 23.10	$ 22.12	$ 18.19	$ 18.05	$ 20.44
Total Return (%)	6.67d**	4.43[d]	21.60[d]	.78	(11.69)	(12.43)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04	.04	.03	.04	.01	—
Ratio of expenses before expense reductions (%)	1.46*	1.47	1.27	1.11	.95	.95*
Ratio of expenses after expense reductions (%)	1.30*	1.21	1.20	1.11	.95	.95*
Ratio of net investment income (loss) (%)	(.64)*	(.63)	(.52)	(.52)	(.45)	(.29)*
Portfolio turnover rate (%)	36*	61	62	53	62	65

[a] For the six months ended November 30, 2005 (Unaudited).

[b] For the period December 29, 2000 (commencement of operations of Institutional Class shares) to May 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Health Care Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $13,552,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2011, the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $43,882,480 and $43,512,106, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its fees and reimburse or pay operating expenses on Class A and Class B shares of the Fund to the extent necessary to maintain the operating expenses of Class A at 1.39% and Class B at 1.41% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition, effective October 1, 2005 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.39%, 1.41%, 1.41%, 1.30%, 1.39% and 1.39% of average daily net assets for Class A, B, C, Institutional Class, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, and trustee and trustee counsel fees).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 52,310	$ —	$ 17,470
Class B	29,098	497	12,123
Class C	12,307	—	4,470
Class AARP	67,216	—	26,512
Class S	191,733	—	77,639
Institutional Class	84	32	—
	$ 352,748	$ 529	$ 138,214

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $29,935, of which $6,935 is unpaid at November 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 56,821	$ 9,562
Class C	28,375	4,976
	$ 85,196	$ 14,538

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annualized Effective Rate
Class A	$ 45,991	$ 7,455.24%
Class B	18,385	2,906.24%
Class C	9,203	1,136.24%
	$ 73,579	$ 11,497

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2005, aggregated $8,577.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2005, the CDSC for Class B and C shares aggregated $15,304 and $321, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2005, SDI received $80.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $20,880, all of which is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregated net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended November 30, 2005, the Advisor agreed to reimburse the Fund $2,730, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2005, the custodian fee was reduced by $33 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	376,412	$ 9,019,476	724,172	$ 15,656,086
Class B	43,515	999,914	153,467	3,230,470
Class C	75,788	1,746,102	114,514	2,392,048
Class AARP	97,403	2,361,909	239,149	5,211,785
Class S	334,053	8,050,351	908,441	19,894,563
Institutional Class	51	1,269	2,001	40,107
		$ 22,179,021		$ 46,425,059
Shares redeemed
Class A	(260,833)	$ (6,230,895)	(997,704)	$ (21,134,203)
Class B	(75,914)	(1,740,949)	(228,871)	(4,749,748)
Class C	(37,641)	(868,392)	(125,788)	(2,613,938)
Class AARP	(144,985)	(3,499,607)	(530,668)	(11,561,187)
Class S	(538,911)	(12,998,677)	(1,673,306)	(36,516,028)
Institutional Class	—	—	(1,875)	(38,139)
		$ (25,338,520)		$ (76,613,243)
Redemption fees		$ 693		$ 41,556
Net increase (decrease)
Class A	115,579	$ 2,788,651	(273,532)	$ (5,477,559)
Class B	(32,399)	(741,016)	(75,404)	(1,518,868)
Class C	38,147	877,712	(11,274)	(221,813)
Class AARP	(47,582)	(1,137,507)	(291,519)	(6,327,767)
Class S	(204,858)	(4,947,915)	(764,865)	(16,602,589)
Institutional Class	51	1,269	126	1,968
		$ (3,158,806)		$ (30,146,628)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Events

On December 31, 2005, the contractual relationship between Scudder Investments and AARP came to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended June 30, 2005 and underperformed its benchmark in the one- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUHAX	SUHBX	SUHCX	SUHIX
CUSIP Number	811196-815	811196-799	811196-781	811196-773
Fund Number	452	652	752	1452

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHCAX	SCHLX
Fund Number	152	352
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2005

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Health Care Fund, a series of
                                    Scudder Securities Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Health Care Fund, a series of
                                    Scudder Securities Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 23, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 23, 2006